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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER &
CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of SINA.com ("SINA") that the Annual Report of SINA on Form 10-K for the fiscal year ended June 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of SINA.

Date: September 27, 2002


By:  /s/  Daniel Mao
    --------------------------------
    Daniel Mao
    Chief Executive Officer and Director


By:  /s/  Charles Chao
    --------------------------------
    Charles Chao
    Chief Financial Officer and Executive Vice President




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